UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2026

LiqTech International, Inc.
(Exact name of registrant as specified in charter)

Nevada	001-36210	20-1431677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Industriparken 22C, 2750 Ballerup, Denmark
(Address of principal executive offices)

+4544986000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LIQT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 22, 2026, LiqTech International, Inc. (the “Company”) issued and sold 9.09% original discount promissory notes in an aggregate principal amount of $1.1 million (the “Notes”) to affiliates of Bleichroeder L.P. and Laurence W. Lytton (together, the “Investors”), pursuant to a note purchase agreement entered into with the Investors (the “Note Purchase Agreement”). The Notes were issued for a purchase price of $1,000,000 and reflect an original issue discount of $100,000. The Note Purchase Agreement contains customary representations, warranties, and covenants of the Company and Investors as detailed therein.

The Notes have a term of two months and do not bear interest during this period. However, if the Notes are not repaid by the maturity date, the Notes will thereafter bear interest of 10% per annum, which will increase by 1% each month the Notes remain unpaid, up to a maximum of 16% per annum, payable monthly. Proceeds from the Notes shall used for working capital and general corporate purposes.

The foregoing description of the issuance and sale of the Notes pursuant to the Note Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Note Purchase Agreement and form of Note, which are filed herewith as Exhibits 10.1 and 10.2, respectively.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Information concerning the Company’s issuance of the Notes as set forth in Item 1.01 above is incorporated herein to this Item 2.03 by this reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Title or Description

10.1	Note Purchase Agreement, by and among the Company and the Investors, dated May 22, 2026
10.2	Form of Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LIQTECH INTERNATIONAL, INC.
Date: May 26, 2026	/s/ Fei Chen
Fei Chen
Chief Executive Officer